BENHAM ARIZONA AND NATIONAL MUNICIPAL FUNDS
                        Series of Benham Municipal Trust
                       Supplement Dated December 15, 1995
                       to the Prospectus and Statement of
                 Additional Information Dated September 30, 1995


1. The following individual has been appointed to the Board of Trustees of the Funds in addition to those listed in the current Prospectus:

     ALBERT A. EISENSTAT, independent trustee (1995). Mr. Eisenstat is an independent director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as vice president of corporate development and corporate secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

2. On page 21 of the Prospectus, the fourth paragraph under the heading "SHARE PRICE" is deleted. All remaining references in the Prospectus and Statement of Additional Information to the net asset value being calculated at "12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds" are hereby changed to "the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds."

3. On page 25 of the Prospectus under the sub-heading "PROCESSING YOUR PURCHASE", the second and third sentences are replaced with the following:

     An investment received and accepted before the close of business of the Exchange, normally 1:00 p.m. Pacific Time, will be included in your account balance the same day. If the investment is received after the close of business of the Exchange, usually 1:00 p.m. Pacific Time, it will be credited to your account the following business day.

4. On page 25 of the Prospectus, the following sentence is to be inserted under the sub-heading "TELEPHONE TRANSACTIONS" after the last sentence of the first paragraph:

     ONCE YOUR TELEPHONE ORDER HAS BEEN PLACED, IT MAY NOT BE MODIFIED OR CANCELLED.

5. On page 25 of the Prospectus, the following sentence is to be inserted under the sub-heading "CONFIRMATION AND QUARTERLY STATEMENTS" after the second sentence:

     However, beginning September of 1996, Automatic Investment Services transactions will not be confirmed immediately but rather will be confirmed on your next consolidated quarterly statement.

6. On page 27 of the Prospectus, the following replaces the last two sentences of the last paragraph under the sub-heading "OPEN ORDER SERVICE":

     All orders and cancellation of orders received by one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered to be effective the same day. All orders and cancellation of orders not received one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered effective the following business day.

                                 BENHAM ARIZONA
                                  AND NATIONAL
                                MUNICIPAL FUNDS


                    Arizona Municipal Intermediate-Term Fund
                      National Tax-Free Money Market Fund
                    National Tax-Free Intermediate-Term Fund
                        National Tax-Free Long-Term Fund

                        Prospectus * September 30, 1995


                            [picture of the Arizona
                                  state flag]



                    [company logo] The Benham Group
                    Part of the Twentieth Century Family of Mutual Funds

-------------------
[information in left margin of page]
THE BENHAM GROUP
1665 Charleston Road
Mountain View, California 94043

FUND INFORMATION
1-800-331-8331
1-415-965-4274

SHAREHOLDER RELATIONS
1-800-321-8321
1-415-965-4222

TDD SERVICE
1-800-624-6338
1-415-965-4764

BENHAM GROUP REPRESENTATIVES ARE AVAILABLE BY TELEPHONE WEEKDAYS FROM 5 A.M. TO 5 P.M. PACIFIC TIME.
-------------------

BENHAM ARIZONA INTERMEDIATE-TERM FUND
BENHAM NATIONAL TAX-FREE MONEY MARKET FUND
BENHAM NATIONAL TAX-FREE INTERMEDIATE-TERM FUND
BENHAM NATIONAL TAX-FREE LONG-TERM FUND

Series of Benham Municipal Trust

Prospectus  *  September 30, 1995

BENHAM MUNICIPAL TRUST (Trust) is a no-load, open-end mutual fund consisting of eight portfolios, four of which are described in this Prospectus.

BENHAM ARIZONA MUNICIPAL INTERMEDIATE-TERM FUND (Arizona Intermediate-Term Fund) seeks to obtain as high a level of current income exempt from Arizona and regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital.

BENHAM NATIONAL TAX-FREE MONEY MARKET FUND (National Money Market Fund), Benham National Tax-Free Intermediate-Term Fund (National Intermediate-Term Fund), and Benham National Tax-Free Long-Term Fund (National Long-Term Fund) seek as high a level of interest income exempt from federal income taxes as is consistent with prudent investment management, while seeking to conserve shareholders' capital.

Investments in the Money Market Fund listed above are neither insured nor guaranteed by the U.S. government. There is no assurance that the Fund will be able to maintain a $1.00 share price.

Mutual Fund shares are not insured by the FDIC, the Federal Reserve Board, or any other agency.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Each Fund invests primarily in municipal debt obligations that pay interest exempt from federal income tax. The Arizona Intermediate-Term Fund also seeks to earn income exempt from Arizona state income tax.

Share prices for the Arizona Intermediate-Term Fund and the National Intermediate-Term and Long-Term Funds will vary. These three Funds are referred to collectively as the "Variable-Price Funds."

Please read this Prospectus carefully and retain it for future reference. It is designed to help you decide if the Funds' goals match your own. A Statement of Additional Information (SAI) for each Fund (also dated September 30, 1995) has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. For a free copy, call or write The Benham Group.

SUMMARY OF FUND EXPENSES
The tables below illustrate the fees and expenses an investor in any of the Funds would incur directly or indirectly. The figures shown for each Fund are based on historical expenses, adjusted to reflect the expense limitation agreement in effect as of June 1, 1995.

================================================================================
A. SHAREHOLDER TRANSACTION EXPENSES
For All Funds Described in This Prospectus
--------------------------------------------------------------------------------

Sales load imposed on purchases......................................  None
Sales load imposed on reinvested dividends...........................  None
Deferred sales load..................................................  None
Redemption fee.......................................................  None
Exchange fee.........................................................  None

================================================================================
B ANNUAL FUND OPERATING EXPENSES*
As a Percentage of Average Daily Net Assets
--------------------------------------------------------------------------------
                                      INVESTMENT                      TOTAL FUND
                                       ADVISORY    12B-1     OTHER     OPERATING
                                          FEE       FEE    EXPENSES    EXPENSES

Arizona Intermediate-Term Fund           .14%      None      .55%        .69%
National Money Market Fund               .35       None      .29         .64
National Intermediate-Term Fund          .39       None      .30         .69
National Long-Term Fund                  .36       None      .33         .69

*Benham Management Corporation (BMC) has agreed to limit each Funds' total operating expenses to a specified percentage of each Fund's average daily net assets as illustrated on page 4. These expense limits are effective until May 31, 1996. The contract provides that BMC may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, Fund expenses were less than the expense limit in effect at that time. The expense limitation is subject to annual renewal in June. If the expense limitations were not in effect, each Fund's advisory fee, other expenses and total operating expenses would be as follows: Arizona Intermediate-Term
Fund: .46%, .55%, and 1.01%, National Money Market Fund: .46%, .29%, and .75%, National Intermediate-Term Fund: .46%, .30% and .76%, and National Long-Term
Fund: .46%, .33%, and .79%.

Each Fund pays BMC investment advisory fees equal to an annualized percentage of Fund average daily net assets. Other expenses include administrative and transfer agent fees paid to Benham Financial Services, Inc. (BFS).

================================================================================
CONTRACTUAL EXPENSE LIMITS
--------------------------------------------------------------------------------

Each Fund's contractual expense limits for 1994 and 1995 (effective June 1,
1995) are indicated in the table below. Each limit is stated as a percentage of the Fund's average daily net assets.
                                             1995        1994

Arizona Intermediate-Term Fund               .69%        .66%
National Money Market Fund                   .64         .66
National Intermediate-Term Fund              .69         .66
National Long-Term Fund                      .69         .66

================================================================================
C. EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

The following table illustrates the expenses a shareholder would pay on a $1,000 investment in each Fund over periods of one, three, five, and ten years. These figures are based on expenses shown in Table B and assume (i) a 5% annual return and (ii) full redemption at the end of each time period.

                                          ONE        THREE      FIVE       TEN
                                         YEAR        YEARS      YEARS     YEARS

Arizona Intermediate-Term Fund            $7          $22        $38       $86
National Money Market Fund                 7           20         36        80
National Intermediate-Term Fund            7           22         38        86
National Long-Term Fund                    7           22         38        86

We include this table to help you understand the various costs and expenses that you, as a shareholder, will bear either directly or indirectly. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND MAY NOT REALIZE THE 5% HYPOTHETICAL RATE OF RETURN REQUIRED BY THE SEC FOR THIS EXAMPLE.


FINANCIAL HIGHLIGHTS

The information presented on the following pages has been audited by KPMG Peat Marwick LLP, independent auditors. Their unqualified report on the financial statements and financial highlights is included in the Funds' Annual Reports, which are part of the Funds' respective Statements of Additional Information.

================================================================================
BENHAM ARIZONA MUNICIPAL INTERMEDIATE-TERM FUND
Year ended May 31, 1995, and for the period April 11, 1994 (commencement of operations), through May 31, 1994.
--------------------------------------------------------------------------------
                                                          1995         1994
PER-SHARE DATA
--------------
Net Asset Value at Beginning of Period.................  $10.13        10.00

Income from Investment Operations

Net Investment Income..................................   .5149        .0684

Net Realized and Unrealized Gains on Investments.......   .2200        .1300
                                                         ------       ------
Total Income From Investment Operations................   .7349        .1984
                                                         ------       ------
Less Distributions

Dividends from Net Investment Income...................  (.5149)      (.0684)

Distributions from Net Realized Capital Gains..........       0            0
                                                         ------       ------
Total Distributions....................................  (.5149)      (.0684)
                                                         ------       ------
Net Asset Value at End of Period....................... $ 10.35        10.13
                                                         ======       ======
TOTAL RETURN+..........................................    7.52%        1.99%
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
(in thousands of dollars)..............................$ 19,778        7,187

Ratio of Expenses to
Average Daily Net Assets...............................       0%           0%

Ratio of Expenses to
Average Daily Net Assets
(Before Reimbursement).................................    1.01%        2.33%*

Ratio of Net Investment
Income to Average Daily Net Assets.....................    5.16%        5.08%*

Ratio of Net Investment
Income to Average Net Daily Assets
(Before Reimbursement).................................    4.15%        2.75%*

Portfolio Turnover Rate................................   33.22%       18.14%

+ Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

* Annualized.

======================================================================================================
BENHAM NATIONAL TAX-FREE MONEY MARKET FUND
Years ended May 31
------------------------------------------------------------------------------------------------------

                        1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
PER-SHARE DATA
--------------
NET ASSET VALUE AT
BEGINNING OF PERIOD     $1.00   1.00    1.00    1.00    1.00    1.00    1.00    1.00    1.00    1.00

Income From
Investment Operations

Net Investment Income   .0295  .0191   .0210   .0340   .0499   .0556   .0568   .0484   .0431   .0505

Net Realized and
Unrealized Losses
on Investments              0      0       0       0       0       0       0  (.0074)      0       0
                        -----  -----   -----   -----   -----   -----   -----   -----   -----   -----

Total Income From
Investment Operations   .0295  .0191   .0210   .0340   .0499   .0556   .0568   .0410   .0431   .0505
                        -----  -----   -----   -----   -----   -----   -----   -----   -----   -----

Less Distributions

Dividends from Net
Investment  Income     (.0295)(.0191) (.0210) (.0340) (.0499) (.0556) (.0568) (.0410) (.0431) (.0505)

Distributions from Net
Realized Capital Gains      0      0       0       0       0       0       0       0        0      0
                        -----  -----   -----   -----   -----   -----   -----   -----    -----  -----

Total Distributions    (.0295)(.0191) (.0210) (.0340) (.0499) (.0556) (.0568) (.0410)  (.0431)(.0505)
                        -----  -----   -----   -----   -----   -----   -----   -----    -----  -----

Net Asset Value at
End of Period          $ 1.00   1.00    1.00    1.00    1.00    1.00    1.00    1.00     1.00   1.00
                        =====  =====   =====   =====   =====   =====   =====   =====    =====  =====

TOTAL RETURN+            2.95%  1.92    2.12    3.48    5.13    5.68    5.80    4.19     4.37   5.15
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at
End of Period (in
millions of dollars)    $92.0  109.8   109.9   111.1   111.2    93.0    93.9    71.0     80.1   42.8

Ratio of Expenses to
Average Daily
Net Assets                .66%   .67     .68     .57     .50     .50     .50     .31      .25    .19

Ratio of Net
Investment Income
to Average Daily
Net Assets               2.88%  1.89    2.10    3.40    4.99    5.56    5.68    4.10     4.31   5.05


+ Total return figures assume reinvestment of dividends and capital gain distributions.

======================================================================================================
BENHAM NATIONAL TAX-FREE INTERMEDIATE-TERM FUND
Years ended May 31
------------------------------------------------------------------------------------------------------

                         1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
PER-SHARE DATA
--------------
NET ASSET VALUE AT
BEGINNING OF PERIOD    $10.60   10.90   10.48   10.33   10.03    9.97    9.98    9.87    9.91    9.55

Income from
Investment Operations

Net Investment Income   .5039   .5106   .5189   .5639   .6062   .6132   .6312   .6331   .6412   .7240

Net Realized and
Unrealized Gains
(Losses) on Investments .1467  (.1856)  .5278   .2721   .3103   .0600  (.0100)  .1100  (.0400)  .3600
                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

Total Income From
Investment Operations   .6506   .3250  1.0467   .8360   .9165   .6732   .6212   .7431   .6012  1.0840
                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

Less Distributions

Dividends from Net
Investment Income      (.5039) (.5106) (.5189) (.5639) (.6062) (.6132) (.6312) (.6331) (.6412) (.7240)

Distributions from
Net Realized
Capital Gains          (.0367) (.1144) (.1078) (.1221) (.0103)      0       0       0       0       0
                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

Total Distributions    (.5406) (.6250) (.6267) (.6860) (.6165) (.6132) (.6312) (.6331) (.6412) (.7240)
                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

NET ASSET VALUE
AT END OF PERIOD       $10.71   10.60   10.90   10.48   10.33   10.03    9.97    9.98    9.87    9.91
                        =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
TOTAL RETURN+            6.40%   2.93   10.26    8.28    9.43    6.95    6.44    7.75    6.03   11.82
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at
End of Period (in
millions of dollars)$    64.9    70.9    67.6    44.3    34.2    24.6    21.3    20.1    19.5    12.2

Ratio of Expenses to
Average Daily
Net Assets                .66%    .67     .72     .65     .50     .50     .50     .50     .50     .27

Ratio of Net Investment
Income to Average
Daily Net Assets         4.82%   4.61    4.81    5.38    5.97    6.12    6.36    6.34    6.27    7.41

Portfolio
Turnover Rate           47.48%  46.11   36.31   84.96   54.98  142.06   49.07   54.31   26.31   44.29

+  TOTAL RETURN FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

===========================================================================================================================
BENHAM NATIONAL TAX-FREE LONG-TERM FUND
Years ended May 31
---------------------------------------------------------------------------------------------------------------------------

                         1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
PER-SHARE DATA
--------------
NET ASSET VALUE AT
BEGINNING OF PERIOD     $11.26   11.92   11.26   11.05    10.87   11.02   10.51   10.79   11.37   10.56

Income From
Investment Operations

Net Investment Income    .6213   .6221   .6280   .6685    .7166   .7187   .7655   .7731   .8389   .9435

Net Realized and
Unrealized Gains
(Losses) on Investments  .2651  (.4154)  .9243   .4333    .2610  (.1000)  .5100  (.2800) (.5800)  .8100
                         -----   -----   -----   -----    -----   -----   -----   -----   -----   -----

Total Income From
Investment Operations    .8864   .2067  1.5523  1.1018    .9776   .6187  1.2755   .4931   .2589  1.7535
                         -----   -----   -----   -----    -----   -----   -----   -----   -----   -----

Less Distributions

Dividends from Net
Investment Income       (.6213) (.6221) (.6280) (.6685)  (.7166) (.7187) (.7655) (.7731) (.8389) (.9435)

Distributions from
Net Realized
Capital Gains           (.0551) (.2446) (.2643) (.2233)  (.0810) (.0500)      0       0       0       0
                         -----   -----   -----   -----    -----   -----   -----   -----   -----   -----

Total Distributions     (.6764) (.8667) (.8923) (.8918)  (.7976) (.7687) (.7655) (.7731) (.8389) (.9435)
                         -----   -----   -----   -----    -----   -----   -----   -----   -----   -----

NET ASSET VALUE AT
END OF PERIOD           $11.47   11.26   11.92   11.26    11.05   10.87   11.02   10.51   10.79   11.37
                         =====   =====   =====   =====    =====   =====   =====   =====   =====   =====
TOTAL RETURN+             8.29%   1.54   14.61   10.42     9.48    5.80   12.56    4.32    2.39   17.34
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at
End of Period (in
millions of dollars)  $   47.3    57.3    54.2    42.1     35.1    43.7    33.4    25.2    24.0    22.8

Ratio of Expenses to
Average Daily
Net Assets                 .66%    .67     .72     .65      .50     .50     .50     .50     .50     .26

Ratio of Net Investment
Income to Average
Daily Net Assets          5.59%   5.16    5.40    6.00     6.57    6.58    7.14    7.27    7.11    8.61

Portfolio
Turnover Rate            34.09%  39.37  105.14  148.26   150.07  214.76   69.49   76.11  102.45   57.45


+ TOTAL RETURN FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

INVESTMENT OBJECTIVES

THE ARIZONA INTERMEDIATE-TERM FUND seeks to obtain as high a level of current income exempt from Arizona and regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital.

THE NATIONAL TAX-FREE FUNDS each seek as high a level of interest income exempt from federal income taxes as is consistent with prudent investment management, while seeking to conserve shareholders' capital.

Each Fund's investment objective is fundamental and may not be changed without shareholder approval. Unless otherwise noted, the other policies described in this Prospectus are not fundamental and may be changed by the board of trustees. There is no guarantee that any Fund described in this Prospectus will achieve its investment objective.

INVESTMENT POLICIES

ARIZONA INTERMEDIATE-TERM FUND

The Arizona Intermediate-Term Fund is a "non-diversified company" as defined in the Investment Company Act of 1940. However, the Fund intends to meet federal tax requirements for qualification as a regulated investment company, as described in the Fund's Statement of Additional Information.

The Fund intends to remain fully invested in municipal obligations (obligations issued by or on behalf of a state, its political subdivisions, agencies, and instrumentalities). As a fundamental policy, the Fund will invest at least 80% of its net assets in obligations with interest exempt from the regular federal income tax, including the alternative minimum tax.

In addition, the Fund will invest at least 65% of its net assets in Arizona municipal obligations (obligations issued by or on behalf of the state of Arizona, its political subdivisions, agencies, and instrumentalities).

The remaining 35% of net assets may be invested in (i) obligations issued by other states and their political subdivisions, (ii) obligations issued by U.S. territories or possessions such as Puerto Rico, and (iii) U.S. government securities. Under exceptional market or economic conditions, the Fund may invest more than 35% of its net assets in these securities.

-------------------
[information in right margin of page]
Each Fund intends to remain fully invested in municipal obligations.
-------------------

-------------------
[information in left margin of page]
The Arizona Intermediate-Term Fund invests primarily in municipal obligations with maturities of four or more years.
-------------------

The Fund is authorized, under normal conditions to invest as much as 100% of its net assets in municipal obligations for which the interest is a tax preference item for purposes of the federal alternative minimum tax (AMT). If you are or become subject to the AMT, a portion of your income distributions that are exempt from the regular federal income tax may not be exempt from the AMT. Interest from AMT bonds is considered to be exempt from federal income tax for purposes of the 80% policy noted above.

The Fund invests primarily in intermediate-term Arizona municipal obligations with maturities of four or more years. The weighted average portfolio maturity is five to ten years.

In terms of quality, the Fund restricts its investments to

(1) Municipal bonds rated, when acquired, within the four highest categories designated by a rating agency;

(2) Municipal notes (including variable-rate demand obligations) and tax-exempt commercial paper rated, when acquired, within the two highest short-term categories designated by a rating agency; and

(3) Unrated obligations judged by BMC, under the direction of the board of trustees, to be of comparable quality.

See the Appendix for a summary of bond ratings.

BENHAM NATIONAL TAX-FREE FUNDS

Each Fund is a "diversified company" as defined in the Investment Company Act of 1940. This means that, with respect to 75% of its total assets, each Fund will not invest more than 5% of its total assets in the securities of a single issuer. This policy is fundamental.

Each Fund intends to remain fully invested in municipal obligations, although for temporary defensive purposes, each may invest a portion of its assets in U.S. government securities, the interest income from which is subject to federal income tax. Each Fund may also invest up to 20% of its assets in securities issued by U.S. territories or possessions, such as Puerto Rico, provided that the interest on these securities is exempt from the regular federal income tax.

Fund-specific investment policies are set forth in the following paragraphs.

In selecting investments for the NATIONAL MONEY MARKET FUND, BMC adheres to regulatory guidelines concerning the quality and maturity of money market fund investments as well as to internal guidelines designed to minimize credit risk. In particular, the Fund

(1) Buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less);

(2) Maintains a dollar-weighted average maturity of 60 days or less; and

(3) Restricts its investments to high-quality obligations determined by BMC, under the direction of the board of trustees, to present minimal credit risks.

To be considered high-quality, an obligation must be

(1)  A U.S. government obligation;

(2) Rated, or issued by an issuer rated with respect to a class of comparable short-term debt obligations, in one of the two highest rating categories for short-term obligations by at least two rating agencies (or one if only one has rated the obligation); or

(3) An unrated obligation judged by BMC, pursuant to guidelines established by the board of trustees, to be of comparable quality.

The NATIONAL INTERMEDIATE-TERM AND LONG-TERM FUNDS have identical policies governing the quality of securities in which they may invest, as described below. The Funds differ in their maturity criteria as follows:

The NATIONAL INTERMEDIATE-TERM FUND invests primarily in municipal obligations with maturities of four or more years. Its weighted average maturity ranges from five to ten years.

The NATIONAL LONG-TERM FUND invests primarily in long-term municipal obligations. It maintains a weighted average maturity of ten or more years.

-------------------
[information in right margin of page]
The National Intermediate-Term Fund invests primarily in municipal obligations with maturities of four or more years.
-------------------

-------------------
[information in left margin of page]
The National Long-Term Fund invests primarily in long-term municipal obligations.
-------------------

In terms of quality, each of these Funds restricts its investments to

(1) Municipal bonds rated, when acquired, within the three highest categories designated by a rating agency;

(2) Municipal notes (including variable-rate demand obligations) and tax-exempt commercial paper rated, when acquired, within the two highest categories designated by a rating agency; and

(3) Unrated obligations judged by BMC under the direction of the board of trustees to be of comparable quality.

See the Appendix on page 41 for a summary of bond ratings.

SUITABILITY

The ARIZONA INTERMEDIATE-TERM FUND is designed for individuals in upper tax brackets seeking income free from Arizona state and regular federal income taxes, although the Fund may generate some taxable income. Because of this emphasis on tax-exempt income, the Fund does not constitute a balanced investment plan.

The NATIONAL MONEY MARKET FUND intends to pursue a stable $1.00 share price by limiting its average maturity to 60 days or less. To offer investors the potential for higher yields, the NATIONAL INTERMEDIATE-TERM FUND invests in obligations with longer maturities. The NATIONAL LONG-TERM FUND generally offers the highest current yields but, of the three National Funds, is also the most susceptible to share price fluctuations.

Each Fund described in this Prospectus offers a range of potential for income and total return based on its maturity criteria. The market value of the investments for each Fund will change over time in response to a number of factors, which are summarized in the following paragraphs.

Interest Rate Risk: One feature the Funds have in common is their susceptibility to changing interest rates. For the National Money Market Fund, interest rate changes affect the level of income the Fund generates for shareholders. For the Variable-Price Funds, changing interest rates affect not only the level of income the Funds generate for shareholders, but the share prices as well. In general, when interest rates rise, the Variable-Price Funds' share prices decline; when interest rates decline, their share prices rise.

This pattern is due to the time value of money. A bond's worth is determined by the present value of its future cash flows. Consequently, changing interest rates have a greater effect on the present value of a long-term bond than a short-term bond.

Credit Risk: In selecting investments for each Fund, BMC carefully considers the creditworthiness of parties and their reliability for the timely payment of interest and repayment of principal.

In many cases, these parties include not only the issuer of the obligation, but a bank or other financial intermediary who offers a letter of credit or other form of guarantee on the obligation.

Liquidity Risk: Securities ratings reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Because of the cost of obtaining credit ratings, some issuers forego them. Under the direction of the board of trustees, BMC may buy unrated bonds for the Funds if these securities are judged to be of a quality consistent with the Funds' investment policies. Similarly, on behalf of the Variable-Price Funds, BMC may purchase securities whose ratings are not consistent with the Funds' rating criteria, but which BMC judges, under the direction of the board of trustees, to present credit risks consistent with the Funds' quality standards.

Each of the National Funds may invest up to 10% of its assets in unrated securities. The Arizona Intermediate-Term Fund may invest up to 15% of its net assets in unrated securities. Unrated securities may be less liquid than rated securities.

The Arizona Intermediate-Term Fund may invest in securities rated Baa or BBB- (the lowest investment grade category). Such securities are medium-grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such obligations to make principal and interest payments.

-------------------
[information in right margin of page]
One feature the Funds have in common is their susceptibility to changing interest rates.
-------------------

Concentration Risk: Each of the Funds described in this Prospectus may invest 25% or more of its assets in obligations that generate income from similar types of projects (in particular, projects in health care, electric, water/sewer, education, and transportation). Political or economic developments affecting a single issuer or industry or similar types of projects may have a significant effect on Fund performance.

Call Risk: Many municipal obligations are issued with a call feature (features include a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before BMC would otherwise choose to eliminate it from a Fund's holdings. A call may also reduce an obligation's yield to maturity.

ARIZONA OBLIGATIONS (Arizona Intermediate-Term Fund only)

Because the Arizona Intermediate-Term Fund invests primarily in Arizona municipal securities, its yield and share price are affected by political and economic conditions and developments within Arizona. The following summary is derived from official statements of the state of Arizona as well as from other publicly available documents. This summary has not been independently verified by the Fund and does not purport to be a complete description of the conditions and developments in Arizona that may affect the Fund. For further information about the risks associated with investing in Arizona obligations, please see the Fund's Statement of Additional Information.

Arizona has been, and is projected to continue to be, one of the faster-growing areas in the United States. During the last several decades, the state has outpaced most other regions of the country in population and personal income growth, gross state product, and job creation, although growth has slowed somewhat in recent years. During the last 25 years, the state's emphasis on the mining and agricultural employment sectors has diminished, and significant job growth has occurred in the areas of aerospace, information technology, construction, finance, insurance, and real estate.

Under its constitution, the state of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the state. However, certain agencies and instrumentalities of the state are authorized to issue bonds secured by revenues from specific projects and activities, and state and local government units may enter into lease transactions. The particular source of payments and security for an Arizona municipal obligation is detailed in the instruments themselves and in related offering materials.

Limitations imposed under Arizona law on taxation and bonded indebtedness may affect the ability of the issuers to generate revenues to satisfy their debt obligations. Arizona is required by law to maintain a balanced budget. In the past, the state has used a combination of spending reductions and tax increases to avoid potential budgetary shortfalls and may be required to do so again.

MUNICIPAL SECURITIES

Municipal securities are issued to raise money for a variety of public purposes, including general financing for state and local governments as well as financing for specific projects and public facilities. Municipal securities may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The following pages provide a brief description of some of the securities the Fund may buy. The Funds are not limited by this discussion, and they may buy other types of securities and enter into other types of transactions that meet their quality, maturity, and liquidity requirements.

MUNICIPAL NOTES typically have maturities of 13 months or less and are used to provide short-term capital or to meet cash flow needs.

GENERAL OBLIGATION BONDS are backed by the taxing power of the issuer. REVENUE BONDS are backed by the revenues derived from a specific project, system, or facility. Industrial development bonds are a type of revenue bond backed by the credit of a private issuer.

VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS have interest rate adjustment formulas designed to stabilize their market values. These obligations normally have maturities in excess of one year, but carry demand features permitting the holders to demand repayment of principal at any time or at specified intervals. With respect to the National Money Market Fund, such intervals may not exceed 13 months.

-------------------
[information in right margin of page]
Municipal securities are issued to raise money for a variety of public purposes, including general financing for state and local governments as well as financing for specific projects and public facilities.
-------------------

TENDER OPTION BONDS are created by combining an intermediate- or long-term fixed-rate tax-exempt bond with a tender agreement that gives the holder the option to tender the bond at face value. Tender option bonds purchased by the Fund are structured with rates that are reset weekly or at other regular intervals.

A sponsor may terminate a tender option agreement if, for example, the issuer of the underlying bond defaults on interest payments, or the underlying bond is downgraded or becomes taxable. Under such circumstances, a Fund might then own a bond that does not meet its quality or maturity criteria.

BMC monitors the credit quality of bonds underlying a Fund's tender option bond holdings and will sell or put back a tender option bond if the rating on the underlying bond falls below the second-highest rating designated by a rating agency. In addition, each Fund limits its investments in tender option bonds to 15% of net assets.

MUNICIPAL LEASE OBLIGATIONS are issued by state and local governments to acquire land and a wide variety of facilities. These obligations typically are not fully backed by the issuing municipality's ability to assess taxes to meet its debt obligations. If the state or local government does not make appropriations for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and loss to investors.

Prior to purchasing a municipal lease obligation (or a participation interest in such obligations) and on a regular basis thereafter, pursuant to guidelines adopted by the board of trustees, BMC evaluates the credit quality and liquidity of the obligation. In making this evaluation, BMC considers various credit factors, such as the necessity of the project; the issuer's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment; general economic conditions in the region where the security is issued; liquidity indicators such as dealer activity; and with regard to unrated obligations, the likelihood such lease will not be cancelled.

ZERO-COUPON MUNICIPAL SECURITIES do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating daily dividends, the Funds take into account, as income, a portion of the difference between these securities' purchase prices and face values. Because zero-coupon securities do not pay current income, their prices can be very volatile when interest rates change.

The Variable-Price Funds may invest in INVERSE FLOATERS to generate higher tax-exempt yields than are offered by other instruments. Inverse floaters bear interest rates that move inversely to market interest rates, and vice versa. Generally, the interest rate on these securities is computed as the difference between an above-market fixed rate of interest and a floating rate determined by reference to a market-based or bond-specific interest rate.

Since inverse floaters are long-term bonds, the value of these securities may be volatile when market interest rates change. In addition, there is no guarantee that BMC would find a ready buyer for inverse floaters. The Money Market Fund may not invest in inverse floaters.

AMT BONDS (ARIZONA INTERMEDIATE-TERM FUND ONLY) are typically tax-exempt "private activity" bonds issued after August 7, 1986, whose proceeds are directed at least in part to a private, for-profit organization. Although the interest income from AMT bonds is exempt from regular federal income tax, that income is a tax preference item for purposes of the AMT.

In addition, corporate investors should note that all income from the Fund may be part of an adjustment to AMT income under Internal Revenue Code Section 55 and the environmental tax under Internal Revenue Code Section 59A. The AMT is a special separate tax that applies to certain taxpayers who have certain adjustments to income or tax preference items. The Arizona Intermediate-Term Fund is authorized to invest as much as 100% of its assets in AMT bonds.

INVESTMENT PRACTICES

WHEN-ISSUED AND FORWARD-COMMITMENT AGREEMENTS

When-issued securities and forward-commitment agreements fix a security's price and yield for future payment and delivery. The market value of a security may change during this period, or a party to the agreement may fail to pay for the security. Either of these situations could affect the market value of the Fund's assets.

FUTURES AND OPTIONS CONTRACTS (Variable-Price Funds)

The Variable-Price Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

Some futures contract strategies present a substantial risk of loss, due to both the low margin deposits required and the high degree of leverage involved in futures pricing. A relatively small movement in a futures contract may result in immediate, substantial gains or losses to the contract holder. Gains from futures and options transactions are not exempt from federal income tax when distributed to shareholders.

CASH MANAGEMENT (VARIABLE-PRICE FUNDS ONLY)

For cash management purposes, each Variable-Price Fund may invest up to 5% of its assets in any Benham money market fund, provided that the investment is consistent with the Fund's investment policies and restrictions.

RESTRICTED AND ILLIQUID SECURITIES

A portion of each Fund's assets may be invested in obligations that are subject to restrictions on resale (restricted securities). Certain restricted securities may be deemed liquid pursuant to guidelines established by the board of trustees.

OTHER INVESTMENT MANAGEMENT TECHNIQUES

BMC may buy other types of securities or employ other portfolio management techniques on behalf of the Funds. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate liquid assets in a segregated account to cover its portfolio obligations. See the Statement of Additional Information for a more detailed discussion of those investments and some of the risks associated with them.

PERFORMANCE

Mutual Fund performance is commonly measured as yield or total return, it is based on historical fund performance and may be quoted in advertising and sales literature. Past performance is no guarantee of future results.

The NATIONAL MONEY MARKET FUND YIELD is calculated based on the income generated by investments in the Fund over a seven-day period, expressed as an annual percentage rate. The Fund's EFFECTIVE YIELDS are calculated similarly, although these figures will be slightly higher than the Fund's yield because they assume that income earned from the Fund's investments is reinvested.

FOR EACH OF THE VARIABLE-PRICE FUNDS, yields are a way of showing the rate of income a Fund earns on its investments as a percentage of its share price. To calculate yield, each Fund takes the interest it earned from its portfolio of investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period.

EACH FUND MAY QUOTE TAX-EQUIVALENT YIELDS, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. The tax-equivalent yield for the ARIZONA INTERMEDIATE-TERM FUND is based on the current double tax-exempt yield and your combined federal and state marginal tax rate.

Assuming that all of the Fund's dividends are tax-exempt in Arizona (which may not always be the case) and that your Arizona taxes are fully deductible for federal income tax purposes, you can calculate your tax-equivalent yield for a Fund using the following equation:

           Fund's Double Tax-Free Yield
---------------------------------------------------    =     Your Tax-
(100% - Federal Tax Rate) (100% - Arizona Tax Rate)       Equivalent Yield

For example, if as an Arizona resident, your federal and Arizona tax rates were 36% and 7%, respectively, and the Fund's double tax-free yield were 5%, your calculation would be as follows:

        .05       =   .084    =   8.4%
   ------------
  (1-.36)(1-.07)

-------------------
[information in right margin of page]
Performance data and a discussion of factors that affected performance during the Funds' most recent reporting period are included in the Funds' semiannual and annual reports to shareholders.
-------------------

-------------------
[information in left margin of page]
Each Fund may quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields.
-------------------

In this example, your return on a double tax-free investment yielding 5% would be higher than on a taxable investment with comparable quality and maturity characteristics yielding below 8.4%.

You can calculate your tax-equivalent yield for a NATIONAL TAX-FREE FUND (taking into account only federal income taxes and not any applicable state taxes) by using the following equation:

     Fund's Tax-Free Yield
-------------------------------   =      Your Tax-
100% - Your Federal Tax Bracket       Equivalent Yield

For example, if you were in the 36% federal income tax bracket, and the fund's federally tax-free yield were 5%, your calculation would be as follows:

        .05       =   .078    =   7.8%
     --------
      1 - .36

In this example, your return on a federally tax-free investment yielding 5% would be higher than on a taxable investment with comparable quality and maturity characteristics yielding below 7.8%. If only a portion of a Fund's income were tax-exempt, only that portion would be adjusted in the calculation.

TOTAL RETURN represents the Fund's changes over a specified time period, assuming reinvestment of dividends and capital gains, if any. CUMULATIVE TOTAL RETURN illustrates the Fund's actual performance over a stated period of time. AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that illustrates the annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over an entire period. Average annual total returns smooth out variations in the Fund's performance; they are not the same as year-by-year results.

Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are included in the Trust's semiannual and annual reports to shareholders. These reports are routinely delivered to the Fund's shareholders. For a free copy, call one of the Fund Information numbers on page 22.

SHARE PRICE

The price of your shares is their net asset value next determined after receipt of your instruction to purchase, convert or redeem. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value is determined on each day that the New York Stock Exchange is open.

Investments and requests to redeem shares will receive the share price next determined after receipt by Benham of the investment or redemption request. For example, investments and requests to redeem shares received by Benham before the close of business on the New York Stock Exchange are effective on, and will receive the price determined, that day as of the close of the Exchange. Redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.

Investments are considered received only when your check or wired funds are received by Benham. Wired funds are considered received on the day they are deposited in Benham's bank account if they are deposited before the close of business on the Exchange, usually 1:00 p.m. Pacific Time.

Investments by telephone pursuant to your prior authorization to Benham to draw on your bank account are considered received at the time of your telephone call.

Investment and transaction instructions received by Benham on any business day by mail at its office prior to the close of business on the Exchange, usually 1:00 p.m. Pacific Time, will receive that day's price. Investments and instructions received after that time, will receive the price determined on the next business day.

SECURITIES HELD BY THE NATIONAL MONEY MARKET FUND are valued on the basis of amortized cost. This method involves initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase, rather than determining the security's market value from day to day.

-------------------
[information in left margin of page]
Overnight and special delivery mail (e.g., Federal Express, Express Mail, Priority Mail) should be sent to our street address: 1665 Charleston Rd. Mountain View, California 94043. Failure to do so may result in transaction delays.
-------------------

MOST SECURITIES HELD BY THE VARIABLE-PRICE FUND are priced at market value using prices obtained daily from an independent pricing service. Other securities are priced at fair market value as determined in good faith pursuant to guidelines established by the Fund's board of trustees.

HOW TO INVEST

To open an account, you must complete and sign an application. If an application is not enclosed with this Prospectus, you may request one by calling one of the Fund Information numbers listed below. If you prefer, we will fill out your application over the telephone and mail it to you for your signature. Separate forms are required to establish Benham-sponsored retirement plan accounts (see pages 32 and 33).

Benham Group Representatives are available at the telephone numbers listed below weekdays from 5:00 a.m. to 5:00 p.m. Pacific Time. For your protection, Benham records all telephone conversations with its telephone representatives.

FUND INFORMATION: for information about any Benham fund or other investment product, call 1-800-331-8331 or 1-415-965-4274.

SHAREHOLDER RELATIONS: to open an account or make transactions in an existing account, call 1-800-321-8321 or 1-415-965-4222.

Benham shareholders may make transactions and obtain prices, yields, and total return information for all Benham funds with TeleServ, our 24-hour automated telephone information service. Dial 1-800-321-8321 and press 1.

HOW TO BUY SHARES (Retirement investors, see pages 32 and 33).

================================================================================
METHOD           INSTRUCTIONS
--------------------------------------------------------------------------------
BY CHECK         Minimum initial investment: $1,000
                 Minimum additional investment: $100

                 MAKE YOUR INVESTMENT CHECK PAYABLE TO THE BENHAM GROUP. Mail the check with your completed application to

                 The Benham Group
                 P.O. Box 7730
                 San Francisco, CA 94120-9853

                 For ADDITIONAL INVESTMENTS, enclose an investment slip preprinted with the account number to which your investment should be credited. If the payee information provided on the check does not agree with the information preprinted on the investment slip, we will follow the instructions preprinted on the slip.

                 If you do not have a preprinted investment slip, send your check with written instructions indicating the fund name and the account number. If the payee information provided on the check does not agree with the written instructions, we will follow the written instructions.

                 You may also invest your check in person at a Benham Investor Center. One is located at 1665 Charleston Road in Mountain View, California; the other is located at 2000 South Colorado Boulevard, Suite 1000, in Denver, Colorado.

                 WE WILL NOT ACCEPT CASH INVESTMENTS OR THIRD-PARTY CHECKS. We will, however, accept properly endorsed second-party checks made payable to the investor(s) to whose account the investment is to be credited.

                 We will also accept checks drawn on foreign banks or foreign branches of domestic banks and checks that are not drawn in U.S. dollars (U.S. $100 minimum). The cost of collecting payment on such checks will be passed on to the investor. These costs may be substantial, and settlement may involve considerable delays.

                 Investors will be charged $5 for every investment check returned unpaid.

================================================================================
METHOD           INSTRUCTIONS
--------------------------------------------------------------------------------
BY BANK WIRE     Minimum initial investment: $25,000
                 Minimum additional investment: $100

                 If you wish to OPEN AN ACCOUNT BY BANK WIRE, please call our Shareholder Relations Department for more information and an account number. Bank wire investments should be addressed as follows:

                 State Street Bank and Trust Company
                 Boston, Massachusetts
                 ABA Routing Number 011000028
                 Beneficiary = Benham Municipal Trust: [Benham Fund Name] AC [Your Fund's State Street Account Number (see below)] FBO [Your Name, Your Benham Fund Account Number]

                 Benham Fund Names and State Street Bank
                 Account Numbers:

                 Benham Arizona Municipal
                       Intermediate-Term Fund.................  0505 944 9
                 Benham National Tax-Free
                       Money Market Fund......................  0505 931 6
                 Benham National Tax-Free
                       Intermediate-Term Fund.................  0505 929 0
                 Benham National Tax-Free
                       Long-Term Fund.........................  0505 921 7

--------------------------------------------------------------------------------
BY EXCHANGE      Minimum initial investment: $1,000
                 Minimum additional investment: $100

                 You may exchange your shares for shares of any other Benham fund registered for sale in your state if you have received the fund's prospectus. Exchanges may be made by telephone (for identically registered accounts only), by written request, or in person. Certain restrictions apply; please see page 26 for details. You may open a new account by exchange provided that you meet the minimum initial investment requirement.

--------------------------------------------------------------------------------
AUTOMATIC        Minimum: $25
INVESTMENT
SERVICES         These services are offered with respect to additional
                 investments only. See details on page 27.

PROCESSING YOUR PURCHASE

Shares will be purchased at the next NAV calculated after your investment is received and accepted by Benham or an authorized subtransfer agent. Investments received and accepted before the close of business of the NYSE, normally 1:00 p.m. Pacific Time, will be included in your account balance the same day. After 1:00 p.m. Pacific Time, they will be credited the following business day. The Fund reserves the right to refuse any investment.

TELEPHONE TRANSACTIONS

Shareholders may order certain transactions (e.g., exchanges, wires, some types of redemptions) by telephone. This privilege is granted to Benham fund shareholders automatically; you need not specifically request this service, and you may not specifically decline it.

The Benham Group will not be liable for losses resulting from unauthorized or fraudulent instructions if it follows procedures designed to verify the caller's identity. BMC will request personal identification, record telephone calls, and send confirmation statements for every telephone transaction to the shareholder's record address. The Funds reserve the right to revise or terminate telephone transaction privileges at any time.

CONFIRMATION AND QUARTERLY STATEMENTS

All transactions are summarized on quarterly account statements. In addition, for every transaction that you request, a confirmation statement will be mailed to your record address. Please review these statements carefully. If you believe we have processed the transaction you requested incorrectly, please notify us as soon as possible. If you fail to notify us of an error with reasonable promptness, i.e., within 30 days of the date of your confirmation statement, we will deem you to have ratified the transaction.

-------------------
[information in left margin of page]
The free exchange privilege is a convenient way to buy shares in other Benham funds if your investment goals change.
-------------------

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

You may exchange your shares for shares of equivalent value in any other Benham fund registered for sale in your state. An exchange request will be processed the same day if it is received before the funds' NAVs are calculated (one hour prior to the close of the NYSE, usually 12:00 noon Pacific Time, for Benham Target Maturities Trust, and at the close of the NYSE, usually 1:00 p.m. Pacific Time, for all other Benham funds).

The Benham Group discourages trading in response to short-term market fluctuations. Such activity may encumber BMC's ability to invest the funds' assets in accordance with their respective investment objectives and policies and may be disadvantageous to other shareholders. In addition, an exchange out of variable-price funds generally will generate taxable gains or losses to the shareholder. More than six exchanges per calendar year out of a variable-price fund may be deemed an abuse of the exchange privilege. For purposes of determining the number of exchanges made, accounts under common ownership or control will be aggregated.

Currently, there are no restrictions on exchanges out of the National Money Market Fund. However, each Benham fund reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

OPEN ORDER SERVICE

The Benham Group's Open Order Service allows you to designate a price at which to buy or sell shares of a variable-price fund by exchange from a money market fund. To place a "buy" order, you designate a purchase price that is equal to or lower than the current NAV. To place a "sell" order, designate a sales price that is equal to or higher than the current NAV. If the designated price is met within 90 calendar days, we will automatically execute your order. If you are buying shares of a variable-price fund, we will exchange money from your money market account to purchase them. If you are selling shares of a variable-price fund, we will transfer the proceeds of that sale to your money market account. If you do not have a money market account, we will open one for you when we execute your Open Order.

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so that the distribution does not inadvertently trigger an Open Order transaction on your behalf. If you close or reregister the account from which shares are to be redeemed, your Open Order will be canceled. Because of their time-sensitive nature, Open Order transactions may be made by telephone or in person. These transactions are subject to the exchange limitations described in each fund's prospectus, except that orders and cancellations received before 12:00 p.m. Pacific Time are effective the same day. After 12:00 p.m. Pacific Time, they are effective the following business day.

AUTOMATIC INVESTMENT SERVICES (AIS)

TREASURY DIRECT allows you to deposit interest and principal payments from Treasury securities directly into a Benham fund account.

PAYROLL DIRECT allows you to deposit any amount of your paycheck directly into a Benham fund account.

GOVERNMENT DIRECT allows you to deposit your entire U.S. government payment directly into a Benham fund account.

BANK DIRECT allows you to deposit a fixed amount from your bank account directly into a Benham fund account on the 1st and/or the 15th of each month (or the next business day).

DIRECTED DIVIDENDS allow you to invest all or part of your dividend earnings from one Benham fund account in one or more other Benham fund accounts. You may choose to receive a portion of your dividends in cash and to invest the remainder in other Benham fund accounts.

SYSTEMATIC EXCHANGES allow you to exchange from one Benham fund account to another Benham fund account on the 1st and/or the 15th day of each month (or the next business day).

For more information about any of these services, call our Shareholder Relations Department at 1-800-321-8321 or 1-415-965-4222.

BROKER-DEALER TRANSACTIONS

The Benham Group charges no sales commissions, or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers, who may charge fees for their services.

The Benham Group will accept orders for the purchase of shares from authorized broker-dealers who agree in writing to pay in full for such shares in immediately available funds no later than 1:00 p.m. Pacific Time the following business day.

TDD SERVICE FOR THE HEARING IMPAIRED

TDD users may contact The Benham Group at 1-800-624-6338 or 1-415-965-4764. California residents may wish to contact us through the California Relay Service
(CRS) at 1-800-735-2929.

Your transaction requests via CRS will be handled on a recorded line. The Benham Group cannot accept responsibility for instructions miscommunicated by CRS. Please review your confirmation statements carefully and notify us immediately if you find an error.

EMERGENCY SERVICES

The Benham Group has established an alternate operations site from which we can access customer accounts and the mainframe computers used by the Benham funds in the event of an emergency. Telephone lines and terminals are currently in place. If our regular service is interrupted, the following numbers will automatically connect you to this site.

From within the U.S., including Alaska and Hawaii:  1-800-321-8321.

From all foreign countries, call collect, 1-303-759-9337 or 1-510-820-1409. The operator will request your Benham fund account number before accepting the call.

HOW TO REDEEM YOUR INVESTMENT

When you place an order to redeem shares, your shares will be redeemed at the next NAV calculated after The Benham Group or an authorized subtransfer agent has received your redemption request in good order. The Funds' NAVs are usually calculated at 1:00 p.m. Pacific Time. See page 21.

Barring extraordinary circumstances prescribed by law, redemption proceeds are mailed within seven calendar days. However, The Benham Group reserves the right to withhold the proceeds until the investment has matured (i.e., your payment has cleared); see maturity periods below.

================================================================================
                                       DRAWN FROM A           MATURITY PERIOD
   TYPE OF INVESTMENT                CALIFORNIA BANK?       (IN BUSINESS DAYS)
--------------------------------------------------------------------------------
   Checks, cashiers' checks,
   and bank money orders                    Yes                   5 days
--------------------------------------------------------------------------------
   Same as above                            No                    8 days
--------------------------------------------------------------------------------
   U.S. Treasury checks,
   Traveler's checks,
   U.S. Postal money orders,
   Benham checks, bank wires,
   and AIS Deposits*                        N/A                    1 day

   *Does not include bank direct deposits, which take 8 business days to mature.

================================================================================

If you hold shares in certificate form, redemption requests must be accompanied by properly endorsed certificates.

If you want to keep your account open, please maintain a balance of shares worth at least $1,000. If your account balance falls to less than $1,000 due to redemption, your account may be closed, but not without at least 30 days' notice and an opportunity to increase your account balance to the $1,000 minimum. Your shares will be redeemed at the NAV calculated on the day your account is closed. Proceeds will be mailed to the record address.

This policy applies to Benham's Individual Retirement Accounts (IRAs), excluding SEP-IRAs, except that shareholders will receive at least 120 days' written notice and an opportunity to increase their account balance before their accounts are closed. Investors wishing to open a Benham-sponsored retirement account should see pages 32 and 33 for details.

UNCASHED CHECKS

We may reinvest at the Fund's current NAV any distribution or redemption check that remains uncashed for six months. Until we receive instructions to the contrary, subsequent distributions will be reinvested in the original account. Uncashed redemption checks may be reinvested in an identically registered account.

HOW TO REDEEM SHARES (Retirement investors, see pages 32 and 33).

================================================================================
METHOD            INSTRUCTIONS
--------------------------------------------------------------------------------
BY TELEPHONE      The Benham Group will accept telephone redemption requests for any amount if the proceeds are to be sent to your predesignated bank account. Redemptions of $25,000 or less payable to the registered account owner(s) may also be ordered by telephone. All other redemption requests must be made in writing.

--------------------------------------------------------------------------------
IN WRITING        Send a letter of instruction to

                  The Benham Group
                  Shareholder Relations Department
                  1665 Charleston Road
                  Mountain View, California 94043

                  Your letter of instruction should specify
                  *  Your name
                  *  Your account number
                  *  The name of the Fund from which you wish to redeem shares
                  *  The dollar amount or number of shares you wish to redeem

                  For your protection, written redemption requests must be accompanied by SIGNATURE GUARANTEES under the following circumstances

                  * Redemption proceeds go to a party other than the registered account owner(s)
                  * Redemption proceeds go to an account other than your predesignated bank account
                  * Redemption proceeds go to the registered account owner(s), but the amount exceeds $25,000

                  If you have instructed The Benham Group to require more than one signature on written redemption requests, each of the required number of signers must have his or her signature guaranteed on the redemption requests. Signature guarantees may be provided by banks, savings and loan associations, savings banks, credit unions, stock brokerage firms, or a Benham Investor Center.

================================================================================
METHOD            INSTRUCTIONS
--------------------------------------------------------------------------------
IN WRITING        Shareholders must appear in person with identification to
(continued)       obtain a signature guarantee. Notary public certifications are not accepted in lieu of signature guarantees.

                  BFS may require written consent of all account owners prior to acting on the written instructions of any account owner.

--------------------------------------------------------------------------------
BY CHECK Investors automatically receive a free book of checks upon opening an account in the National Money Market Fund. Checks may be drawn to the order of any payee in any amount of $100 or more. There is no charge for additional checks, and there are no per-check fees.

                  Each check must bear the signatures of those authorized to act on the account. Check redemptions will be charged against your account as of the date the check is received by First Interstate Bank of California, the collecting bank.

                  The check-writing option may be terminated or modified by the board of trustees. Checks may not be used to close an account.

--------------------------------------------------------------------------------
BY BANK WIRE      If you included bank wire information on your account
                  application or made subsequent arrangements to accommodate bank wire redemptions, you may wire funds to your bank by calling 1-800-321-8321 or 1-415-965-4222. The minimum amount for a bank wire redemption is $1,000. Allow at least two business days for redemption proceeds to be credited to your bank account.

--------------------------------------------------------------------------------
BY EXCHANGE       See details on page 26.

--------------------------------------------------------------------------------
AUTOMATIC         DIRECTED PAYMENTS. You may arrange for periodic redemp-
REDEMPTION        tions from your Benham fund account to your bank
SERVICES          account or to another designated payee.

                  SYSTEMATIC EXCHANGES. You may arrange for periodic exchange redemptions from one Benham fund account to another Benham fund account.

ABOUT BENHAM-SPONSORED RETIREMENT PLANS

Retirement plans offer investors a number of benefits, including the chance to reduce current taxable income and to take advantage of tax-deferred compounding. Retirement plan accounts require a special application; please let our Shareholder Relations Department know if you want to establish this type of account. We suggest that you consult your tax advisor before establishing a retirement plan account. The minimum account balance for all Benham Individual Retirement Accounts (IRAs), excluding SEP-IRAs, is $1,000. If your balance falls below the $1,000 per fund account (continued on the next page)

================================================================================
PLAN TYPE         AVAILABLE TO              MAXIMUM ANNUAL CONTRIBUTION
                                            PER PARTICIPANT
--------------------------------------------------------------------------------
Contributory      An employed indi-         $2,000 or 100% of compensation
IRA               vidual under age 70 1/2.  (whichever is less).


--------------------------------------------------------------------------------

Spousal IRA       A nonworking spouse       $2,250 (can be split between
                  (under age 70 1/2) of a   Spousal and Contributory IRAs,
                  wage earner.              provided that no IRA receives
                                            more than a total of $2,000).
--------------------------------------------------------------------------------

Rollover IRA      An individual with a      None, as long as total amount is
                  distribution from an      eligible.
                  employer's retirement
                  plan or a rollover IRA.
--------------------------------------------------------------------------------

SEP-IRA           A self-employed indi-     $22,500 or 15% of compensation
                  vidual or a business.     (whichever is less).*


--------------------------------------------------------------------------------

Money             Same as for SEP-IRA.      $30,000 or 25% of compensation
Purchase Plan                               (whichever is less). Annual
(Keogh)                                     contribution is mandatory.*
--------------------------------------------------------------------------------

Profit            Same as for SEP-IRA.      $22,500 or 15% of compensation
Sharing Plan                                (whichever is less). Annual
(Keogh)                                     contribution is optional.*
--------------------------------------------------------------------------------

* Self-employed individuals should consult IRS Publication 560 for their annual contribution limits.

(continued from the previous page)
minimum, your account may be closed (see page 29 for details). This distribution may result in a taxable event and a possible penalty for early withdrawal. The minimum fund account balance for all other Benham-sponsored retirement plan accounts is $100. Benham charges no fees for its IRAs but does charge low maintenance fees for its Keoghs.

YOU MUST COMPLETE SPECIFIC FORMS TO TAKE DISTRIBUTIONS (I.E., REDEEM SHARES) FROM A BENHAM-SPONSORED RETIREMENT PLAN ACCOUNT. PLEASE CALL OUR SHAREHOLDER RELATIONS DEPARTMENT AT 1-800-321-8321 FOR ASSISTANCE.

================================================================================
DEADLINE  FOR
OPENING ACCOUNT                             CONTRIBUTION DEADLINES
--------------------------------------------------------------------------------

You may open an account anytime,            Annual contributions can be made
but the deadline for establishing           from January 1 through April 15 of
and funding an IRA for the prior            the following tax year up to the
tax year is April 15.                       year you turn age 70 1/2.
--------------------------------------------------------------------------------

Same as for Contributory IRA.               Same as for Contributory IRA.



--------------------------------------------------------------------------------

You may open a Rollover IRA                 Eligible rollover contributions must
account anytime.                            be made within 60 days of receiving
                                            your distribution. There is no age
                                            limit on rollover contributions.
--------------------------------------------------------------------------------

You may open an account anytime,            Must be made by employer's tax
but the deadline for establishing and       filing deadline (including
funding an account for the prior tax        extensions).
year is the employer's tax deadline
(including extensions).
--------------------------------------------------------------------------------

The end of the employer's plan              Same as for SEP-IRA.
year, usually December 31.

--------------------------------------------------------------------------------

The end of the employer's plan              Same as for SEP-IRA.
year, usually December 31.

--------------------------------------------------------------------------------

For all Benham-sponsored retirement plans, you may begin taking distributions at age 59 1/2. You must begin to take required distributions by April 1 of the year after you turn age 70 1/2. You may take distributions from your IRA or SEP-IRA before you reach age 59 1/2; however, a penalty may apply.

-------------------
[information in left margin of page]
Each January you will be informed of the tax status of dividends and capital gain distributions for the previous year.
-------------------

DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

NATIONAL MONEY MARKET FUND. Dividends are declared daily and distributed on the last business day of the month.

VARIABLE-PRICE FUND. Dividends are declared daily, accrued throughout the month, and distributed on the last business day of the month.

ALL FUNDS. Net capital gains, if any, are declared and distributed once a year in December.

DISTRIBUTION OPTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. (See "Directed Dividends" on page 27 for further information.) Please indicate your choice on your account application or contact our Shareholder Relations Department. See page 29 for a description of our policy regarding uncashed distribution checks.

TAXES

Each Fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (Code), as amended, by distributing all or substantially all of its net investment income and net realized capital gains to shareholders each year.

Interest earned by a Fund from municipal and other tax-exempt obligations generally is exempt from the regular federal income tax. Each Fund intends to invest a sufficient portion of its assets in state and municipal obligations so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends are generally excludable from a shareholder's gross income for federal tax purposes. If a Fund earned federally taxable income from any of its investments, the income would be distributed to shareholders as a taxable dividend.

Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are includable in the tax base for determining the extent to which social security or railroad retirement benefits will be subject to federal income tax.

Distributions from net short-term capital gains and all or a portion of gains realized upon the disposition of market discount bonds are federally taxable as ordinary income. Long-term capital gain distributions designated as capital gain dividends are federally taxable as long-term capital gains, regardless of how long you have held your shares. Distributions generally are subject to the same tax treatment, whether they are received in cash or in additional shares. Distributions declared to record shareholders in October, November, or December and paid in January of the following year are treated as if paid on December 31.

You may realize a taxable gain or loss when you redeem (sell) or exchange shares of a Variable-Price Fund. For most types of accounts, proceeds from your redemption transactions will be reported to the IRS annually. However, because the tax treatment depends on your purchase price and your personal tax situation, you should keep your regular account statements to use in determining your taxes.

If you hold Fund shares for six months or less, the deduction of any loss realized upon redemption is disallowed to the extent that you received "exempt-interest dividends" on those shares. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest income has been accrued by a Fund but before that income has been distributed as a dividend may be disadvantageous. Any gain on such redemption will be taxable, even though the gain may be attributable in part to the accrued tax-exempt interest that might have qualified as an exempt-interest dividend if distributed as a dividend rather than as redemption proceeds.

BUYING A DIVIDEND. The timing of your investment could have undesirable tax consequences. If you open a new account or buy more shares for your current account just before the day a dividend or distribution is reflected in your Fund's share price, you will receive a portion of your investment back as a taxable dividend or distribution.

Deductions for interest expense incurred (or deemed to be incurred) to acquire or carry shares of a Fund may be subject to limitations that reduce or eliminate the deductions.

Opinions relating to the validity of municipal securities and the exemptions of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Funds, BMC, and the Funds' counsel rely on the opinion of bond counsel, and do not undertake any independent investigation of proceedings relating to the issuance of state or municipal securities. The Funds may invest in various instruments that are not traditional state and local obligations and that are believed to generate interest excludable from taxable income under Code
Section 103, including, but not limited to, municipal lease obligations and inverse floaters. Although the Funds may invest in these instruments, they cannot guarantee the tax-exempt status of the income earned thereon or from any other investment.

BACKUP WITHHOLDING. The Funds are required by federal law to withhold 31% of reportable dividends and capital gain distributions (as well as redemptions from Variable-Price Funds) payable to shareholders who have not complied with IRS regulations. These regulations require you to certify on your account application or on IRS Form W-9 that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding from previous underreporting to the IRS, or that you are exempt from backup withholding.

The Benham Group may refuse to sell shares to investors who have not complied with this requirement, either before or at the time of purchase. Until we receive your certified tax certification, we may redeem your shares in the Funds at any time.

AMT Liability. To the extent that the Arizona Intermediate-Term Fund invests in municipal obligations (private activity bonds) whose interest is treated as a tax preference item in calculating AMT liability, shareholders who calculate AMT liability will be required to include a portion of the Fund's dividends as a tax preference item in making this calculation. In addition, corporate shareholders may be required to include all dividends and distributions by the Fund in an adjustment to alternative minimum taxable income for purposes of the AMT and the environmental tax imposed under Code Sections 55 and 59A, respectively.

Under a ruling by the Arizona Department of Revenue, shareholders who are otherwise subject to Arizona income tax will not be subject to such tax on Fund dividends to the extent that such dividends are attributable to either (i) obligations of the state of Arizona or its political subdivisions or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands.

In addition, Fund dividends that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax if, as intended, the Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Fund, however, such as distributions of short-term or long-term capital gains or income earned on obligations of other states, will generally be subject to Arizona income tax. Shareholders who are domiciled outside of Arizona may be subject to income, personal property, intangibles, or similar taxes in their respective states and localities.

Shareholders should consult their tax advisor about other state and local tax consequences of their investment in a Fund.

MANAGEMENT INFORMATION

ABOUT THE TRUST

Benham Municipal Trust is a registered open-end management investment company that was organized as a Massachusetts business trust on May 1, 1984 (the Trust was formally known as "Benham National Tax-Free Trust"). Four of the Trust's eight series are described in this Prospectus. Additional series may be created from time to time.

A board of trustees oversees the Funds' activities and is responsible for protecting shareholders' interests in the Fund. The Trust is neither required nor expected to hold annual meetings, although special meetings may be called for purposes such as electing or removing trustees or amending a series' advisory agreement or investment policies. The number of votes you are entitled to is based upon the dollar value of your investment. Each series of

-------------------
[information in right margin of page]
The Benham Group serves more than 350,000 investors.
-------------------

-------------------
[information in left margin of page]
Benham Financial Services, Inc. provides administrative and transfer agent services to the Funds.
-------------------

the Trust votes separately on matters that pertain to it exclusively. Voting rights are not cumulative.

THE BENHAM GROUP

Benham Management Corporation (BMC) is investment advisor to the funds in The Benham Group, which currently constitute more than $11 billion in assets. BMC, incorporated in California in 1971, became a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC), a Delaware corporation, on June 1, 1995, upon the merger of Benham Management International, Inc., BMC's former parent, into TCC. TCC is a holding company that owns the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the Twentieth Century family of funds, which now includes the Benham Group. The combined company offers 62 mutual funds and has combined assets of more than $41 billion.

Benham Management Corporation (BMC) supervises and manages the investment portfolios of The Benham Group and directs the purchase and sale of its investment securities. BMC utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.

Mr. G. David MacEwen, Portfolio Manager, has primary responsibility for the day-to-day operations of all series of the Trust. He also manages the following Benham California Tax-Free and Municipal Funds: Tax-Free Short-Term Fund, Tax-Free Intermediate-Term Fund, Tax-Free Long-Term Fund, and Tax-Free Insured Fund. Before joining BMC in 1991, Mr. MacEwen was Vice President-Municipal Portfolio Manager at Provident Institutional Management Corporation in Wilmington, Delaware (1986 to 1991).

ADVISORY AND SERVICE FEES

For investment advice and portfolio management services, each Fund pays BMC a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from applying the Trust's average daily net assets to an investment advisory fee schedule.

The investment advisory fee rate cannot exceed .50% of average daily net assets, and it drops to a marginal rate of .19% of average daily net assets as Trust assets increase.

The following table illustrates investment advisory fees paid by the Funds for the fiscal year ended May 31, 1995. For each Fund, the figures shown represent investment advisory fees as a percentage of the Fund's average daily net assets and as a dollar amount per $1,000 of the Fund's average daily net assets.

INVESTMENT ADVISORY FEES*

Arizona Intermediate-Term Fund               0%      $0
National Money Market Fund                 .37%      $3.70
National Intermediate-Term Fund            .35%      $3.50
National Long-Term Fund                    .33%      $3.30

*Net of expense limitation as described on pages 3 and 40.

To avoid duplicative investment advisory fees, the variable-price funds do not pay BMC investment advisory fees with respect to assets invested in shares of any money market fund advised by BMC.

BFS, a wholly owned subsidiary of TCC, is the Funds' agent for transfer and administrative services. For administrative services, each Fund pays BFS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds in The Benham Group. The administrative fee rate ranges from .11% to .08% of average daily net assets, dropping as Benham Group assets increase. For transfer agent services, each Fund pays BFS a monthly fee for each shareholder account maintained and for each shareholder transaction executed during that month.

-------------------
[information in right margin of page]
Benham Management Corporation provides investment advice and portfolio management services to the Funds.
-------------------

Each Fund pays certain operating expenses directly, including but not limited to: custodian, audit, and legal fees; fees of the independent trustees; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering shares for sale under federal and state securities laws. See the Statement of Additional Information for a more detailed discussion of independent trustee compensation.

EXPENSE LIMITATION AGREEMENTS

An expense limitation agreement between BMC and the Funds is described on page
3.

The following table illustrates each Fund's total operating expenses for the fiscal year ended May 31, 1995, as a percentage of the Fund's average daily net assets and as a dollar amount per $1,000 of the Fund's average daily net assets.

TOTAL OPERATING EXPENSES*

Arizona Intermediate-Term Fund               0%      $0
National Money Market Fund                 .66%      $6.60
National Intermediate-Term Fund            .66%      $6.60
National Long-Term Fund                    .66%      $6.60

*Net of expense limitation as described above and on page 3.

DISTRIBUTION OF SHARES

Benham Distributors, Inc. (BDI), and BMC distribute and market Benham products and services. BMC pays all expenses for promoting sales of and distributing the Funds' shares. The Funds do not pay commissions to, or receive compensation from, broker-dealers.

BDI is a wholly owned subsidiary of TCC.

APPENDIX

================================================================================
SUMMARY OF BOND RATINGS*
--------------------------------------------------------------------------------
INVESTMENT GRADE                    MOODY'S       S&P

Highest quality                     Aaa           AAA
High quality                        Aa            AA
Upper medium grade                  A             A
Medium grade                        Baa           BBB

LOWER QUALITY

Moderately speculative              Ba            BB
Speculative                         B             B
Highly speculative                  Caa           CCC
Poor quality                        Ca            CC
Lowest quality, no interest         C             C
In default, in arrears              _             D

*Please refer to the Funds' Statements of Additional Information for a more complete discussion of the ratings assigned by Moody's and S&P.

INVESTMENT ADVISOR

BENHAM MANAGEMENT CORPORATION
1665 Charleston Road
Mountain View, California 94043

DISTRIBUTOR

BENHAM DISTRIBUTORS, INC.
1665 Charleston Road
Mountain View, California 94043

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02101

TRANSFER AGENT

BENHAM FINANCIAL SERVICES, INC.
1665 Charleston Road
Mountain View, California 94043

INDEPENDENT AUDITORS

KPMG PEAT MARWICK LLP
3 Embarcadero Center
San Francisco, California 94111

TRUSTEES

James M. Benham
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers III
Jeanne D. Wohlers

THE BENHAM GROUP OF INVESTMENT COMPANIES

Capital Preservation Fund
Capital Preservation Fund II
Benham Government Agency Fund
Benham Prime Money Market Fund
Benham Short-Term Treasury and Agency Fund
Benham Treasury Note Fund
Benham Long-Term Treasury and Agency Fund
Benham Adjustable Rate Government Securities Fund
Benham GNMA Income Fund
Benham Target Maturities Trust
Benham California Tax-Free and Municipal Funds*
Benham National Tax-Free Money Market Fund
Benham National Tax-Free Intermediate-Term Fund
Benham National Tax-Free Long-Term Fund
Benham Florida Municipal Money Market Fund**
Benham Florida Municipal Intermediate-Term Fund**
Benham Arizona Municipal Intermediate-Term Fund***
Benham Gold Equities Index Fund
Benham Income & Growth Fund
Benham Equity Growth Fund
Benham Utilities Income Fund
Benham Global Natural Resources Index Fund
Benham European Government Bond Fund
Benham Capital Manager Fund

* Available only to residents of California, Arizona, Colorado, Hawaii, Nevada, New Mexico, Oregon, Texas, Utah, and Washington.

** Available only to residents of Florida, California, Georgia, Illinois,
   Michigan, New Jersey, New York, and Pennsylvania.

***Available only to residents of Arizona, California, Colorado, Nevada, Oregon,
   Washington, and Texas.

NOTES:

NOTES:

NOTES:

                CONTENTS

                Summary of Fund Expenses ..................    3
                Financial Highlights ......................    4
                Investment Objectives .....................    9
                Investment Policies .......................    9
                Suitability ...............................   12
                Municipal Securities ......................   15
                Investment Practices ......................   17
                Performance ...............................   19
                Share Price ...............................   21
                How to Invest .............................   22
                Shareholder Services ......................   26
                   Exchange Privilege .....................   26
                   Open Order Service .....................   26
                   Automatic Investment Services ..........   27
                   Broker-Dealer Transactions .............   28
                   TDD Service ............................   28
                   Emergency Services .....................   28
                How to Redeem Your Investment .............   28
                Distributions and Taxes ...................   34
                   Dividends and Capital Gain Distributions   34
                   Taxes ..................................   34
                Management Information ....................   37
                   About the Trust ........................   37
                   The Benham Group .......................   38
                   Advisory and Service Fees ..............   39
                   Expense Limitation Agreements ..........   40
                   Distribution of Shares .................   40
                Appendix ..................................   41


E212

                 BENHAM ARIZONA MUNICIPAL INTERMEDIATE-TERM FUND

                       A SERIES OF BENHAM MUNICIPAL TRUST

                               THE BENHAM GROUP(R)
                              1665 Charleston Road
                         Mountain View, California 94043

             Shareholder Relations: 1-800-321-8321 or 1-415-965-4222
               Fund Information: 1-800-331-8331 or 1-415-965-4274



                       STATEMENT OF ADDITIONAL INFORMATION


                               SEPTEMBER 30, 1995


This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated September 30, 1995. The Fund's Annual Report for the fiscal year ended May 31, 1995, is included in this Statement of Additional Information. To obtain a copy of the Prospectus, call or write The Benham Group.



                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
     Investment Policies and Techniques                                    2
     Special Considerations Regarding Arizona Municipal Securities         9
     Investment Restrictions                                              10
     Portfolio Transactions                                               12
     Valuation of Portfolio Securities                                    12
     Performance                                                          13
     Taxes                                                                15
     About the Trust                                                      18
     Trustees and Officers                                                19
     Investment Advisory Services                                         20
     Administrative and Transfer Agent Services                           22
     Direct Fund Expenses                                                 22
     Expense Limitation Agreements                                        22
     Additional Purchase and Redemption Information                       23
     Other Information                                                    23
     Financial Statements                                                 28

INVESTMENT POLICIES AND TECHNIQUES

The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the board of trustees.

MUNICIPAL NOTES

Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

TAX ANTICIPATION NOTES (TANS) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use, and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

REVENUE ANTICIPATION NOTES (RANS) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

BOND ANTICIPATION NOTES (BANS) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

TAX-EXEMPT COMMERCIAL PAPER is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

MUNICIPAL BONDS

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION (GO) BONDS are issued by states, counties, cities, towns, and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

REVENUE BONDS are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools, and hospitals. Many revenue bond issuers provide additional security in the form of a debt service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt service reserve fund.

INDUSTRIAL DEVELOPMENT BONDS (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic, and pollution control projects as well as public facilities, such as mass transit systems, air and sea port facilities, and parking garages. Payment of interest and repayment of principal on an IDB depends solely on the ability of the facility's user to meet its financial obligations and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS

The Fund may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal, plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

OBLIGATIONS WITH TERM PUTS ATTACHED

The Fund may invest in fixed-rate bonds subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Fund to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

Benham Management Corporation (BMC), the Fund's investment advisor, expects that the Fund will pay more for securities with puts attached than for securities without these liquidity features. BMC may buy securities with puts attached to keep the Fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the Fund's investments. To ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, BMC limits the Fund's use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service.

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the Fund's weighted average maturities. When the Fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) the Fund attempts to exercise the put. To minimize such risks, the Fund will purchase obligations with puts attached only from sellers deemed creditworthy by BMC.

TENDER OPTION BONDS

Tender option bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations. TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, BMC monitors the credit quality of bonds underlying the Fund's TOB holdings and intends to sell or put back any TOB if the rating on its underlying bond falls below the second-highest rating category designated by a rating agency.

BMC also takes steps to minimize the risk that the Fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (i) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (ii) legal opinions relating to the tax ownership of the underlying bonds, and (iii) other elements of the structure that could result in taxable income or other adverse tax consequences.

After purchase, BMC monitors factors related to the tax-exempt status of the Fund's TOB holdings in order to minimize the risk of generating taxable income.

WHEN-ISSUED AND FORWARD-COMMITMENT AGREEMENTS

The Fund may engage in municipal securities transactions on a when-issued or forward-commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward-commitment basis, each Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. While a Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settlement date if deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward-commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash, U.S. government securities, or other high-quality liquid debt securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward-commitment obligations may generate taxable capital gains or losses.

The Funds may sell a security and at the same time make a commitment to purchase the same security at a future date and specified price. Conversely, the Funds may purchase a security and at the same time make a commitment to sell the same security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-roll" or "cash-and-carry" transactions. For example, a broker-dealer may seek to purchase a particular security that the Funds own. The Funds will sell that security to the broker-dealer and simultaneously enter into a forward-commitment agreement to buy it back at a future date. This type of transaction generates income for the Funds if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

As an operating policy, the Fund will not commit greater than 50% of its total assets to when-issued or forward-commitment agreements. If fluctuations in the value of securities held cause more than 50% of the Fund's total assets to be committed under when-issued or forward-commitment agreements, BMC need not sell such agreements, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is below 50% of total assets.

MUNICIPAL LEASE OBLIGATIONS

The Fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Fund will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, and conditional sale contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.

Many leases and contracts include nonappropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

INVERSE FLOATERS

The Fund may buy or sell inverse floaters. An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i) Floater holders receive interest based on rates set at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. Changes in the market value of inverse floaters tend to be significantly greater than those of fixed-rate bonds because of the way interest payments are determined. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

SHORT-TERM SECURITIES

Under certain circumstances, the Fund may invest in short-term municipal or U.S. government securities, including money market instruments (short-term securities). Except as otherwise required for temporary defensive purposes, BMC does not expect the Fund's investments in short-term securities to exceed 35% of total assets. If the Fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level, and may be taxable at the state level, as ordinary income. BMC intends to minimize such investments, however, and may allow the Fund to hold cash to avoid generating taxable dividends when suitable short-term municipal securities are unavailable.

Pursuant to an exemptive order that BMC received from the Securities and Exchange Commission, for liquidity purposes, the Fund may invest up to 5% of its assets in shares of a money market fund advised by BMC provided that the investment is consistent with the Fund's investment policies and restrictions.

CONCENTRATION OF ASSETS IN OBLIGATIONS ISSUED TO FINANCE SIMILAR PROJECTS OR FACILITIES

From time to time, a significant portion of the Fund's assets may be invested in municipal obligations related to the extent that economic, business, or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if the Fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds could suffer as a class. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity or means of financing municipal projects, material or manpower shortages, and declining demand for the projects or facilities financed by the municipal bonds.

FUTURES AND OPTIONS

The Fund may enter into futures contracts, options, or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts, and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts, and buying calls, tend to increase market exposure. The Fund does not use futures and options transactions for speculative purposes.

Although other techniques may be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

FUTURES CONTRACTS provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. The Fund may engage in futures and options transactions based on securities indexes, such as the Bond Buyer Index of Municipal Bonds, that are consistent with the Fund's investment objectives. The Fund may also engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes.

Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands. Instead, these contracts settle in cash at the spot market value of the Municipal Bond Index. Although other types of futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

To initiate and maintain open positions in a futures contract, the Fund would be required to make a good faith margin deposit in cash or government securities with a futures broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker for as long as the contract remains open and do not constitute margin transactions for purposes of the Fund's investment restrictions.

RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS. Futures and options prices can be volatile, and trading in these markets involves certain risks. If BMC applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower the Fund's return.

The Fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when BMC considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when BMC would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. BMC will seek to minimize these risks by limiting the contracts it enters into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments or if securities underlying futures contracts purchased by the Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation might give rise to circumstances in which the Fund lost money on a futures contract at the same time that it experienced a decline in the value of its hedged portfolio securities. The Fund could also lose margin payments it had deposited with a margin broker if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FUTURES. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised. Although it does not currently intend to do so, the Fund may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Fund would give up some ability to participate in a price increase on the underlying security. If the Fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, the Fund may enter into futures and options transactions (i) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (ii) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that gains from the sale of securities and certain other instruments held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in such instruments.

SPECIAL CONSIDERATIONS REGARDING ARIZONA MUNICIPAL SECURITIES

As briefly discussed in the Prospectus, the Fund is susceptible to political, economic, and regulatory events that affect issuers of Arizona municipal obligations. The following information about risk factors is provided in view of the Fund's policy of concentrating its assets in Arizona municipal securities. This information is based on certain official statements of the state of Arizona published in connection with the issuance of specific Arizona municipal securities as well as from other publicly available sources. It does not constitute a complete description of the risk associated with investing in securities of these issuers. While BMC has not independently verified the information contained in the official statements, it has no reason to believe the information is inaccurate.

Located in the country's sunbelt, Arizona has been, and is projected to continue to be, one of the faster growing areas in the United States. Over the last several decades, the state has outpaced most other regions of the country in population and personal income growth, gross state product, and job creation.

Geographically, Arizona is the nation's sixth largest state in terms of area. It is divided into three distinct topographic regions: the northern third which is high plateau country traversed by deep canyons, such as Grand Canyon National Park; central Arizona which is rugged, mountainous, and heavily forested; and the southern third which encompasses desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and state governments: 32% is owned by the federal government, 28% is held as Federal Trust Land (Indian), 17% is in private ownership, and 13% is held by the state, leaving approximately 10% held in other categories.

Over the last twenty-five years, the state's emphasis on the mining and agricultural employment sectors has diminished, and significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance, and real estate. Arizona's economy has continued to grow in recent years, although at a slower rate of growth than was experienced in earlier periods.

Under its constitution, the state of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the state. However, certain agencies and instrumentalities of the state are authorized to issue bonds secured by revenues from specific projects and activities, and the state and local governmental units may enter into lease transactions. The particular source of payments and security for an Arizona municipal obligation is detailed in the instruments themselves and in related offering materials.

The state and local governmental units are subject to limitations imposed by Arizona law with respect to ad valorem taxation, bonded indebtedness, the amount of annual increases in taxes, and other matters. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that may be levied without voter approval. If such a proposal were enacted, there might be an adverse impact on state or local government financing.

Arizona is required by law to maintain a balanced budget. In the past, the state has used a combination of spending reductions and tax increases to avoid potential budgetary shortfalls and may be required to do so again in the future.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions set forth below are fundamental and may not be changed without approval of "a majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940.

THE FUND MAY NOT

(1) Borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and provided that the Fund maintains asset coverage of at least 300% for all such borrowings. The Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which BMC is the investment advisor or from a joint account of such funds or portfolios as permitted by federal regulatory agencies. Before such borrowing from another fund would be permissible, the Fund would need to obtain exemptive relief from the staff of the SEC. The Fund has no current intention to obtain such relief.

(2) Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities, and except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment policies and techniques may be deemed to be an underwriting.

(3) Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of issuers engaged in the real estate business); physical commodities or contracts relating to physical commodities; or interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not be deemed to prohibit the Fund from purchasing or selling currencies; entering into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments; and purchasing and selling options on such futures contracts.

(4) Make loans to others, except in accordance with the Fund's investment objective and policies.

(5) Issue senior securities, except as permitted under the Investment Company Act of 1940.

The Fund is also subject to the following restrictions, which are not fundamental and may therefore be changed by the board of trustees without shareholder approval.

THE FUND MAY NOT

(a) Purchase equity securities in any company, including warrants, or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(b) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

(c) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

(d) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, illiquid securities) if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities. The Fund may not invest more than 10% of its net assets in repurchase agreements providing for settlement in more than seven days, or options that are traded in the over-the-counter market and investments hedged by such options.

(e) Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company, or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

(f) Invest in securities of an issuer that, together with any predecessor or unconditional guarantor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities, except obligations issued or guaranteed by the U.S. government or its agencies and municipal securities.

(g) Purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry. However, this limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or to municipal securities of any type.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

For purposes of the Fund's investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an IDB, if the bond is backed only by the assets and revenues of a nongovernmental user, the nongovernmental user is deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and would be treated as an issue of the guaranteeing entity.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by BMC in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the board of trustees may issue from time to time. Within this framework, BMC is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

In placing orders for the purchase and sale of portfolio securities, BMC will use its best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the board of trustees may issue from time to time. BMC will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

Under normal conditions, the Fund's annual portfolio turnover rate is not expected to exceed 100%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, BMC carefully weighs the potential benefits of short-term investing against these considerations.

The Fund's portfolio turnover rate for the fiscal period from April 11, 1994 (commencement of operations) through May 31, 1994, was 18.14%, and for the year ended May 31, 1995, was 33.22%.

Investment decisions are made for the Fund independently from those made for other funds advised by BMC. From time to time, however, two or more funds advised by BMC may hold the same security. When two or more funds are simultaneously engaged in purchasing or selling a security, the prices and amounts are allocated in a manner believed by BMC to be equitable to each of the funds involved. In some instances, simultaneous transactions could have a detrimental effect on the price or value of a security as far as the participating funds are concerned. In other instances, however, the ability to participate in volume transactions will produce better prices and executions for the funds.

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share (NAV) is determined by Benham Financial Services, Inc. (BFS) at 1:00 p.m. Pacific Time each day the New York Stock Exchange (NYSE) is open for business. The NYSE has designated the following holiday closings for 1996: New Year's Day (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although BFS expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

The Fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

Securities held by the Fund are normally priced by an independent pricing service, provided that such prices are believed by BMC to reflect the fair market value of portfolio securities.

Because the majority of outstanding municipal issues do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by BMC under the general supervision of the board of trustees. There are a number of pricing services available, and BMC, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and ask prices provided by broker-dealers. The municipal bond market is typically a "dealer market"; that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference between bid and asked prices, for certain municipal bonds may differ substantially among dealers.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the board of trustees. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. While this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

PERFORMANCE

The Fund's yields and total returns may be quoted in advertising and sales literature. Yields and total return will vary, and past performance should not be considered an indication of future results.

Yield quotations for the Fund are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period according to the following formula:
                                                6
                          YIELD = 2 [(a - b + 1)  - 1]
                                      -----
                                       cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended May 31, 1995, the Fund's yield was 4.94%.

Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

Performance for the fiscal year ended May 31, 1995 is listed in the chart below:

                         INTERMEDIATE-TERM FUND

One Year                          7.52%
Since Inception                   8.45

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as percentages or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike Benham funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for making such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source:
Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The Fund's shares are sold without a sales charge (load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies. If an investor pays $10,000 to buy shares of a load fund with an 8.5% sales charge, $850 of that $10,000 is paid as a commission to a salesperson, leaving only $9,150 to put to work for the investor. Over time, the difference between paying a sales load and not paying one can have a significant effect on an investor's total return. The Mutual Fund Education Alliance provides a comparison of $10,000 invested in each of two mutual funds, one with an 8.5% sales load and one without a sales load. Assuming a compounded annual growth rate of 10% for both investments, the no-load fund investment is worth $25,937 after ten years, and the load fund investment is worth only $23,732.

The Benham Group has distinguished itself as an innovative provider of low-cost, true no-load mutual funds. Among other innovations, The Benham Group established the first no-load fund that invests primarily in zero-coupon U.S. Treasury securities, the first no-load double tax-free California short-term bond fund, the first no-load adjustable rate government securities fund, and the first no-load utilities fund designed to pay monthly dividends.

TAXES

FEDERAL INCOME TAX

The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the Code), as amended. By so qualifying, each Fund will not incur federal and Arizona income taxes on its net investment income and on net realized capital gains to the extent distributed to shareholders.

It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for purposes of the regular federal income tax. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual percentage of tax-exempt income received during any particular month.

The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income that is not eligible to be designated as exempt-interest dividends, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local taxes, as applicable, in the hands of shareholders.

Distributions of net investment income received by the Fund from investments in debt securities other than municipal securities, of ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), and of any net realized short-term capital gains will be taxable to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

The timing of your investment could have undesirable tax consequences. If you open an account or buy shares for your account before the day a dividend or distribution is declared, you may receive a portion of your investment back as taxable income if that dividend or distribution is not an exempt-interest dividend.

Under the Code, any distribution from the Fund's net realized long-term capital gains is taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held.

As of May 31, 1995, the Fund had a capital loss carryover of $4,892, which was scheduled to expire on May 31, 2003. When a Fund has a capital loss carryover, it does not make capital gain distributions to shareholders until the loss carryover has been offset or expired.

The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the investments in such instruments.

Upon the sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term if the shareholder's holding period for the shares is more than one year and, generally, will otherwise be short-term. However, any loss realized upon a sale or redemption of shares within six months of their purchase will be treated as long-term capital loss to the extent of capital gain dividends received on such shares.

Any loss realized from a disposition of Fund shares held for six months or less will be disallowed to the extent that dividends received from the Fund have been designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Interest on certain types of industrial development bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The Fund may invest periodically in industrial development bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he or his immediate family (spouse, brothers, sisters, and lineal descendants) owns directly or indirectly in aggregate more than 50% of the equity value of the substantial user.

Certain options, futures contracts, and forward contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60-40). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are marked to market with the result that unrealized gains or losses are treated as though they were realized.

The hedging transactions undertaken by the Fund may result in straddles for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or a long-term capital gain may be substantially more or less than for a fund that did not engage in such hedging transactions.

Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. The Funds, the investment manager, and the Fund's counsel do not review the proceedings relating to the issuance of state or municipal securities on the basis of bond counsel opinions..

From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the Fund's NAV would be adversely affected. Under these circumstances, the trustees would reevaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Trust or its dissolution.

ALTERNATIVE MINIMUM TAX

While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while tax-exempt for regular federal income tax purposes, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because these distributions are included in the corporation's adjusted current earnings.

The Trust will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

STATE AND LOCAL TAXES

Under a ruling by the Arizona Department of Revenue, shareholders who are otherwise subject to Arizona income tax will not be subject to such tax on dividends paid by the Fund to the extent that such dividends are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Fund that are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax so long as the Fund qualifies as a regulated investment company under subchapter M of the Code. Other distributions from the Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

The Fund's dividends may not qualify for exemption under income or other tax laws of state or local taxing authorities outside of Arizona. Shareholders should consult their tax advisors or state or local tax authorities about the status of distributions from the Fund in this regard.

The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective shareholder may wish to consult a tax advisor.

ABOUT THE TRUST

Benham Municipal Trust is a registered open-end management investment company that was organized as a Massachusetts business trust on May 1, 1984 (the Trust was formerly known as "Benham National Tax-Free Trust"). One of the Trust's eight series are described in this Statement of Additional Information. The board of trustees may create additional series from time to time.

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

The series votes separately on matters affecting that series exclusively. Voting rights are not cumulative; investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may elect a board of trustees. The Trust has instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar value of your investment. The election of trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shareholders of any one series voted in favor of a particular nominee or all nominees as a group. The shareholder has rights to dividends and distributions declared by the Fund and in the net assets of such Fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the Fund.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

CUSTODIAN BANK: State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, is custodian of the Trust's assets. Services provided by the custodian bank include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 3 Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent auditors. KPMG audits the annual report and provides tax and other services.

TRUSTEES AND OFFICERS

The Trust's activities are overseen by a board of trustees, including five independent trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, Benham Management Corporation (BMC); the Trust's agent for transfer and administrative services, Benham Financial Services, Inc. (BFS); the Trust's distribution agent, Benham Distributors, Inc. (BDI); the parent corporation, Twentieth Century Companies, Inc. (TCC) or TCC's subsidiaries; or other funds advised by BMC. The trustees listed below serve as trustees or directors of other funds in The Benham Group. Unless otherwise noted, dates in parentheses indicate the dates the trustee or officer began his or her service in a particular capacity. The trustees' and officers' address is 1665 Charleston Road, Mountain View, California 94043 and 4500 Main Street, Kansas City, Missouri 69111.

*JAMES M. BENHAM, chairman of the board of trustees (1985). Mr. Benham is also chairman of the boards of BFS (1985), BMC (1971), and BDI (1988); president of BMC (1971), and BDI (1988); and a member of the board of governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

RONALD J. GILSON, independent trustee (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

MYRON S. SCHOLES, independent trustee (1985). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a managing director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent trustee (1985). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a director of RCM Capital Funds, Inc. (June 1994).

EZRA SOLOMON, independent trustee (1985). Mr. Solomon is Dean Witter Professor of Finance Emeritus at the Stanford Graduate School of Business, where he served as Dean Witter Professor of Finance from 1965 to 1990, and a director of Encyclopedia Britannica.

ISAAC STEIN, independent trustee (1992). Mr. Stein is former chairman of the board (1990 to 1992) and chief executive officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the board of Raychem Corporation (electrical equipment, 1993), president of Waverley Associates, Inc. (private investment firm, 1983), and a director of ALZA Corporation (pharmaceuticals, 1987). He is also a trustee of Stanford University (1994) and chairman of Stanford Health Services (hospital, 1994).

*JAMES E. STOWERS III, trustee (1995); president and director, Twentieth Century Investors, Inc.; president and director, TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Companies, Inc., Investors Research Corporation and Twentieth Century Services, Inc.

JEANNE D. WOHLERS, independent trustee (1985). Ms. Wohlers is a private investor and an independent director and partner of Windy Hill Productions, LP. Previously, she served as vice president and chief financial officer of Sybase, Inc. (software company, 1988 to 1992).

*BRUCE R. FITZPATRICK, vice president (1985).

*JOHN T. KATAOKA,  president, and chief executive officer (1984).

*DOUGLAS A. PAUL, secretary (1988), vice president (1990), and general counsel
(1990).

*ANN N. MCCOID, controller (1987).

*MARYANNE ROEPKE, chief financial officer (1995).

The table below summarizes the compensation that the trustees received from the Fund for the Fund's fiscal year ended March 31, 1995, as well as the compensation received for serving as a director or trustee of all other Benham funds.

                                   TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED
                                                    MARCH 31, 1995
-----------------------------------------------------------------------------------------------------------------
      NAME OF                AGGREGATE             PENSION OR               ESTIMATED                 TOTAL
      TRUSTEE              COMPENSATION        RETIREMENT BENEFITS       ANNUAL BENEFITS          COMPENSATION
                               FROM            ACCRUED AS PART OF        UPON RETIREMENT          FROM FUND AND
                             THE FUND             FUND EXPENSES                                   FUND COMPLEX*
                                                                                                PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Ronald J. Gilson+             $0                 Not Applicable          Not Applicable              $0
-----------------------------------------------------------------------------------------------------------------
Myron S. Scholes              $353               Not Applicable          Not Applicable              $67,999
-----------------------------------------------------------------------------------------------------------------
Kenneth E. Scott              $352               Not Applicable          Not Applicable              $76,500
-----------------------------------------------------------------------------------------------------------------
Ezra Solomon                  $363               Not Applicable          Not Applicable              $79,251
-----------------------------------------------------------------------------------------------------------------
Isaac Stein                   $356               Not Applicable          Not Applicable              $72,001
-----------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers             $360               Not Applicable          Not Applicable              $75,500
-----------------------------------------------------------------------------------------------------------------

+ Elected on May 31, 1995, and received no compensation for fiscal year.
* The Benham Group fund complex currently consists of 41 investment companies.


As of August 31, 1995, the Trust's officers and trustees, as a group, owned less than 1% of the Fund's outstanding shares.

INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with Benham Management Corporation
(BMC) dated June 1, 1995, that was approved by shareholders on May 31, 1995.

BMC is a California corporation and a wholly owned subsidiary of Twentieth Century Companies (TCC), a Delaware corporation. BMC, as well as BFS and BDI, became wholly owned subsidiaries of TCC on June 1, 1995, upon the merger of Benham Management International (BMI), the former parent of BFS and BDI, into TCC. BMC has served as investment advisor to the Fund since the Fund's inception. TCC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the Twentieth Century funds. James E. Stowers, Jr., controls TCC by virtue of his ownership of a majority of its common stock. BMC has been a registered investment advisor since 1971 and is investment advisor to other funds in The Benham Group.

The Fund's agreement with BMC continues for an initial period of two years and thereafter from year to year provided that, after the initial two-year period, it is approved at least annually by vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's directors, including a majority of those directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The agreement is terminable on sixty days' written notice, either by the Fund or by BMC, to the other party, and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, BMC provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. BMC determines what securities will be purchased and sold by the Fund and assists the Fund's officers in carrying out decisions made by the board of directors.

For these services, the Fund pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying the Fund's average daily net assets to the following investment advisory fee rate schedule:

        .50% of the first $100 million;
        .45% of the next $100 million;
        .40% of the next $100 million;
        .35% of the next $100 million;
        .30% of the next $100 million;
        .25% of the next $1 billion;
        .24% of the next $1 billion;
        .23% of the next $1 billion;
        .22% of the next $1 billion;
        .21% of the next $1 billion;
        .20% of the next $1 billion; and
        .19% of net assets over $6.5 billion;

Investment advisory fees paid by the Fund to BMC for the fiscal period ended May 31, 1995, is indicated in the following table. Fee amounts are net of expense limitations/recoupments as described below.

FISCAL PERIOD                      INVESTMENT ADVISORY FEES

Year ended 5/31/95                             0
April 11, 1994-May 31, 1995                    0

ADMINISTRATIVE AND TRANSFER AGENT SERVICES

BFS, a wholly owned subsidiary of TCC, is the Trust's agent for transfer and administrative services. For administrative services, the Fund pays BFS a monthly fee based on its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds in The Benham Group to the following administrative fee schedule:

GROUP ASSETS                        ADMINISTRATIVE FEE RATE

up to $4.5 billion                           .11%
up to $6.0 billion                           .10
up to $9.0 billion                           .09
over $9.0 billion                            .08

This fee rate schedule was approved by the board of trustees on February 7, 1994.

For transfer agent services, the Fund pays BFS monthly fees of $1.3958 for each shareholder account maintained and $1.35 for each shareholder transaction executed during that month.

Due to reimbursements, the Fund paid no administrative services or transfer agent fees to BFS during the fiscal period from April 11, 1994 (commencement of operations), through May 31, 1994, and for the year ended May 31, 1995.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by BMC or BFS. These include fees and expenses of the independent trustees; custodian, audit, and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENTS

BMC may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time.

The Funds' contractual expense limit is subject to annual renewal. The expense limit for the year ended May 31, 1995 was .66% of average daily net assets. Effective June 1, 1995, the expense limit was .69% of average daily net assets.

Net reimbursements paid by BMC for the fiscal year ended May 31, 1995, were $139,257.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are available only to residents of Arizona, California, Colorado, Nevada, Oregon, Washington, and Texas. The Fund's shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

The Benham Group may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Trust's or a series' best interest. The matrix below shows the names, addresses, and holdings of all shareholders of record who owned more than 5% of a Fund's outstanding shares.

---------------------------------------------------------------------------------------
FUND                  SHAREHOLDER               # OF SHARES HELD        % OF TOTAL
                      NAME AND ADDRESS                              SHARES OUTSTANDING
---------------------------------------------------------------------------------------
Intermediate-Term     Charles Schwab & Co.         254,208.524            12.3998
Fund                  101 Montgomery Street
                      San Francisco, CA 94104

                      Louis R. Becker              116,564.141            5.6858
                      5625 N. 12th Avenue
                      Phoenix, AZ 85013-1753
---------------------------------------------------------------------------------------

As of August 31, 1995, to the knowledge of the Trust, no other shareholder was the beneficial shareholder or record shareholder of more than 5% of a Fund's shares outstanding.

The Benham Group charges neither fees nor commissions on the purchase and sale of Benham fund shares. However, BFS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, BFS may charge a fee for processing dishonored investment checks or stop-payment requests. BFS charges $10 per hour for account research requested by investors. This charge will be assessed, for example, when a shareholder request requires more than one hour of research on historical account records. The fees charged are based on the estimated costs of performing shareholder-requested services and are not intended to increase income.

OTHER INFORMATION

The Fund's investment advisor, Benham Management Corporation (BMC), has been continuously registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 since December 14, 1971. The Trust has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of the Trust or the advisor by the Securities and Exchange Commission.

For further information, refer to the registration statement and exhibits on file with the Securities and Exchange Commission in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

MUNICIPAL SECURITIES RATINGS

Securities rating descriptions provided under this heading are excerpted from publications of Moody's Investors Service, Inc. and Standard & Poor's Corporation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS:

Aaa: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they constitute what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

Caa: Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

Ca: Bonds that are rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's may apply the numerical modifier "1" for municipally backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking, and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF NOTES AND VARIABLE-RATE DEMAND OBLIGATIONS:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than on fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality. There is strong protection present through established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TAX-EXEMPT COMMERCIAL PAPER
RATINGS:

Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Funds may invest.

PRIME 1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

PRIME 2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE

BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C: The "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI: The "CI" rating is reserved for income bonds on which no interest is being paid.
D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Funds may invest are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."